EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Quarterly Report on Form 10-QSB for the Quarter Ended September 30, 2002 (the "Report") by Xtrana, Inc. ("Registrant"), the undersigned hereby certifies that:

1.   To  the  best  of  my  knowledge,   the  Report  fully  complies  with  the
     requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. To the best of my knowledge, the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.


Dated:  November 13, 2002           /s/ Timothy Dahltorp
                                    --------------------------------------------
                                    Timothy Dahltorp, Chief Executive Officer
                                    and Chief Financial Officer